SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                           [X]

Filed by a party other than the Registrant        [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission Only (as Permitted by Rule 14-a-6(2)(2))

                      Pollution Research and Control Corp.
                      ------------------------------------
                (Name of Registrant as Specified in its Charter)


            --------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x]  No fee Required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     ---------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:

     ---------------------------------------------------------------------------
(3)  Filing party:

     ---------------------------------------------------------------------------
(4)  Date filed:

     ---------------------------------------------------------------------------

July 28, 2000


Dear Shareholder:

     Enclosed are materials pertaining to the Annual Shareholders' Meeting scheduled for August 30, 2000.

     As discussed below, I urge you to attend the meeting, but if it is not possible please return your proxy.

     The meeting is a forum to get answers to your questions and more importantly, at this time, to get the investment feeling for the value of your Company. Your management is very "up" on our prospects but operating parameters are complex and are best expressed "face to face".

     If you are unable to attend, think about using your position as an "owner" to give me a call with concerns you may have.

                                           Very truly yours,

                                           /s/ Albert E. Gosselin

                                           Albert E. Gosselin
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                      POLLUTION RESEARCH AND CONTROL CORP.

                                 ---------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 August 30, 2000
                                 ---------------

TO THE SHAREHOLDERS OF POLLUTION RESEARCH AND CONTROL CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Pollution Research and Control Corp., a California corporation (the "Company"), will be held at The Holiday Inn, 150 E. Angeleno, Burbank, California on Wednesday, August 30, 2000, at 4:00 p.m., Pacific Daylight Time, for the following purposes:

     1. To consider and act upon a proposal to elect five (5) directors to the Company's Board of Directors to hold office until the next Annual Meeting and until their successors have been duly elected and qualified.

     2. To consider and act upon a proposal to ratify the appointment of AJ. Robbins, P.C., as the independent accountant for the Company for the fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 14, 2000, as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Shareholders who do not expect to attend the Annual Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it pomptly. Any shareholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary of the Company by submitting a later dated Proxy or by attending the Annual Meeting and voting in person.

                                          By Order of the Board of Directors,

                                          /s/ Marcia A. Smith
                                          -------------------
                                          Marcia A. Smith, Secretary
Glendale, California
July 28, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                      POLLUTION RESEARCH AND CONTROL CORP.
                                506 Paula Avenue
                           Glendale, California 91201

                                 PROXY STATEMENT
                                 ---------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Pollution Research and Control Corp. (the "Company"). The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at The Holiday Inn, 150 E. Angeleno, Burbank, California on Wednesday, August 30, 2000, at 4:00 p.m., Pacific Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. The Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are being mailed to shareholders on or about July 28, 2000. The Company's mailing address and the location of its principal executive offices are 506 Paula Avenue, Glendale, California 91201 (telephone: (818- 247-7601). This Proxy Statement should be read in conjunction with the Annual Report of the Company, including financial statements and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 1999.

     The Proxy Committee appointed by the Board of Directors consists of Gary L. Dudley and Marcia A. Smith, directors of the Company. The Board of Directors met six times during the fiscal year ended December 31, 1999, and four of the five directors of the Company attended all six meetings, and one director attended four meetings. In addition, the Board of Directors voted by unanimous consent four times during the fiscal year ended December 31, 1999.

                          RECORD DATE AND VOTING RIGHTS

     Only shareholders of record at the close of business on July 14, 2000 are entitled to vote at the Annual Meeting. At the close of business on July 14, 2000, there were 5,075,085 shares of common stock, no par value per share (the "Common Stock"), of the Company outstanding and entitled to vote. Each shareholder entitled to vote shall have one vote for each share of Common Stock registered in such shareholder's name on the books of the Company as of the record date. A complete list of the shareholders of the Company entitled to vote at the Annual Meeting will be available and open to the examination of any shareholder of record of the Company for any purpose germane to the Annual Meeting during ordinary business hours from and after July 14, 2000, at the office of the Company, 506 Paula Avenue, Glendale, California 91201.

     Shareholders of the Company have the right to cumulate their votes with respect to the election of directors. If cumulative voting is employed, the total number of votes which the shareholder may cast for the election of directors shall equal the number of directors to be elected multiplied by the number of shares held, and the shareholder may cast all of such votes for one candidate or may distribute the total votes among all or several candidates, as the shareholder deems appropriate. A shareholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and unless the shareholder gives notice at the Annual Meeting prior to the voting of an intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors is not soliciting discretionary authority to cumulate votes for candidates for election to the Board. Under the Company's amended Articles of Incorporation, at such time, if ever, that the Company's securities are listed on the New York or American Stock Exchange or the NASDAQ National Market System, cumulative voting will be eliminated for shareholders. Further, at that time, the Board of Directors will be divided into two classes as nearly equal in number as possible and all directors will no longer be elected at each Annual Meeting.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     A shareholder's Proxy may be revoked at any time before it is voted. A shareholder may revoke his Proxy by (a) notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting; (b) submitting a Proxy bearing a later date; or (c) voting in person at the Annual Meeting. All Proxies returned prior to the Annual Meeting will be voted in accordance with instructions contained therein. Shares of the Company's Common Stock represented by an effective Proxy in the accompanying form will, unless contrary instructions are specified in the Proxy, be voted in favor of
(i) the proposal to elect the five (5) persons nominated by the Board of Directors to be directors; and (ii) the proposal to ratify the appointment of AJ. Robbins, P.C., as independent accountants for the Company for the fiscal year ending December 31, 2000.

     The Company will bear the cost of the solicitation of Proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit Proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send Proxies, Proxy Statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Bylaws of the Company require that, unless cumulative voting is invoked, a majority of the shares entitled to vote, present in person or by Proxy, shall constitute a quorum for the conduct of business at the Annual Meeting. A plurality of the votes cast at the Annual Meeting is required to elect each of the nominees for election as a director of the Company. If cumulative voting is invoked, however, the five candidates receiving the highest number of votes shall be elected.

     The enclosed form of Proxy provides a method for shareholders to withhold authority to vote for any proposal. By withholding authority, shares will not be voted either for or against a particular matter but will be counted for quorum purposes. Abstentions and broker "non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business and are not counted in tabulations of the votes cast on proposals presented to the shareholders for purposes of determining whether a proposal has been approved.

     The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the Proxy will be voted in accordance with the best judgment of the person named therein. The Board of Directors does not know of any matters which will be brought before the Annual Meeting other than those matters specifically set forth in the Notice of Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that the person named in the enclosed form of Proxy, or his substitute(s) acting thereunder, will vote on such matter in accordance with his best judgment.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below are the names, ages, positions with the Company and its wholly-owned subsidiary, Dasibi Environmental Corp., and business experience of the directors and executive officers of the Company.


         Name                  Age    Position(s) With Company And Dasibi
         ----                  ---    -----------------------------------

Albert E. Gosselin, Jr. (1)    67     President, Chief Executive Officer and
                                      Chairman of the Board of Directors
Donald R. Ford (1)             72     Chief Financial Officer
Marcia A. Smith (2)            61     Director of Pollution Research and Control
                                      Corp.; Manager of Administration of Dasibi
                                      Environmental Corp.
Gary L. Dudley                 62     Director
Craig E. Gosselin              40     Director

-------------------------
(1) The individuals named above hold the identical positions indicated with Dasibi Environmental Corp. ("Dasibi").
(2)  Ms. Smith serves as a director and the Manager of Administration of Dasibi.

     All directors hold office until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the board of directors.

Family Relationships

     Albert E. Gosselin, Jr. is the father of Mr. Craig E. Gosselin, who is an adult. Except as aforesaid, no family relationship(s) exist between or among the directors and executive officers of the Company.

Business Experience

     Set forth below is certain information regarding the directors and executive officers of the Company.

     Albert E. Gosselin, Jr., has served as the President, Chief Executive Officer and Chairman of the Board of Directors of the Company (formerly "Dasibi Environmental Corp." and "A.E. Gosselin Engineering, Inc.") and Dasibi (formerly "Baral Engineering, Inc."), corporations which he co-founded with Barbara L. Gosselin, since the organization of those corporations in December 1971 and July 1976, respectively. Barbara L. Gosselin resigned as a Director on August 12, 1999 after being elected at the Annual Shareholders Meeting. He also served as the President, Chief Executive Officer and Chairman of the Board of Directors of the Company's former parent corporation, a corporation also named "Pollution Research and Control Corp. ("PRCC") which he co-founded with Mrs. Gosselin under the name of "A.E. Gosselin Engineering Co.," from its inception date in 1966 through the date of its spin-off in October 1986. Mr. Gosselin also served as the President, Chief Executive Officer and Chairman of the Board of Directors of Applied Conservation Technology, Inc. ("ACT"), a former wholly-owned subsidiary of Pollution Research and Control Corp. engaged in the business of providing environmental impact reports to electric utilities, together with the Company, from 1980 through the date of the purchase of ACT by its management from PRCC in November 1986. ACT is presently a diversified environmental consulting firm owned and managed by Gary L. Dudley, a Company director. Mr. Gosselin received a Bachelor of Science in mechanical engineering from Loyola University, Los Angeles, California, in 1954. He has been a registered mechanical engineer in the State of California since 1959.

     Marcia A. Smith has served as a director of the Company and Dasibi since May 1990. She has been employed as the Manager of Administration and in various other capacities with Dasibi since 1979.

     Gary L. Dudley has served as a director of the Company during the periods since June 1991 and from 1980 through January 1991, and he served as the Company's Vice President from 1979 through November 1986. Mr. Dudley also served as an executive officer and a director of PRCC, the Company's former parent corporation, from 1984 through the date of the spin-off of PRCC in October 1986. Mr. Dudley has been the President and a principal shareholder of ACT, now located in Westminster, California, a diversified environmental consulting firm formerly wholly-owned, together with the Company, by PRCC, since the purchase of ACT by its management from PRCC in November 1986. He served as ACT's Vice President from 1980 through 1986. From 1962 through 1978, Mr. Dudley was employed in various engineering-related positions by Southern California Edison Company, TRW Systems, McDonnell Douglas Corporation and North American Rockwell Corporation. He received a Bachelor of Science in engineering from California State University in 1962 and a Masters Degree in Mechanical Engineering from the University of Southern California in 1966. Mr. Dudley is a registered mechanical engineer in the State of California and a member of the Association of Environmental Professionals.

     Craig E. Gosselin has served as a director of the Company and Dasibi since October 1987. Mr. Gosselin is an attorney who has been licensed to practice law in the State of California since 1984. He has served as the Vice President and General Counsel of Vans, Inc., a publicly-held designer, distributor and retailer of footwear, snowboard boots, apparel and related accessories located in Santa Fe Springs, California, since July 1992. He received a Bachelor of Business Administration from Loyola Marymount University in 1981 and a Juris Doctor from Southwestern University School of Law in 1984.

     Donald R. Ford has served as Chief Financial Officer of the Company since January, 1998. He served as a Director of the Company from 1974 to 1977 and has served as a director and corporate officer of several private companies prior to 1995. After leaving Price Waterhouse (now Price Waterhouse Coopers) in 1957 he practiced as a Certified Public Accountant primarily as a financial and business consultant to domestic and international companies. He received a B.S. in Marketing from the University of California, Berkeley in 1952.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of July 14, 2000 regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock, each director and all executive officers, and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned.


Name and Address of Beneficial Owner (1)    Amount Beneficially Owned    Percent of Class (2)
----------------------------------------    -------------------------    --------------------
Ronald Patterson                                  748,030  (3)                  14.7 %

Britannica Assoc                                  300,000  (4)                   5.9 %

Barbara L. Gosselin Revocable Trust               293,055                        5.8 %

Philip Huss                                       260,948  (5)                   5.1 %

Albert E. Gosselin, Jr                            247,410  (6)                   4.8 %

Lee N. Sion                                       277,000  (7)                   5.4 %

Marcia A. Smith                                   135,600  (8)                   2.7 %

Gary L. Dudley                                     41,950  (9)                    *

Craig E. Gosselin                                  16,250 (10)                    *

All Executive Officers and Directors as a Group   441,210                        8.7 %
(four persons)

*    Less than one percent

(1) The address of Mr. Ronald Patterson is 12343 Fairway Point Row, San Diego, Ca 92128.
     The address of Mr. Philip Huss is 22 Cedar Court, Durango, Co 81301.
     The address of Mr. Lee Sion is P.O. Box 10, Glendale, California 91209. The address of Britannica Associates is 3rd Floor, Omar Lodge Bldg., Road Town, Tortola BVI.
     The addresses of the rest of the individuals named above is 506 Paula Avenue, Glendale, California 91201.

(2) Assumes the exercise of outstanding options and warrants specific to the referenced party, the denominator of which is made up of the outstanding shares of Common Stock plus those specific warrants and options.

(3) Includes 187,858 shares of Common Stock issuable upon the exercise of an option owned of record by Ronald Patterson.

(4) Represents 300,000 shares of Common Stock issuable upon the exercise of options owned of record by Britannica Assoc. and exercisable within 60 days.

(5) Includes 137,141 shares of Common Stock issuable upon the exercise of options owned of record by Philip Huss.

(6) Includes 73,250 shares of Common Stock issuable upon the exercise of options owned of record by Albert E. Gosselin, Jr. exercisable within 60 days. Does not include a total of 160,860 shares of Common Stock owned of record collectively by Craig. E., Cynthia L., and Jennifer Gosselin, the adult children of Albert E. and Barbara Gosselin, Jr., as to which Mr. Gosselin disclaims any beneficial interest. Does not include a total of 293,055 shares of Common Stock Mrs. Gosselin holds in a revocable trust to which Mr. Gosselin disclaims any beneficial interest for estate planning purposes.

(7) Includes 46,875 shares of Common Stock issuable upon the exercise of options owned of record by Lee N. Sion which are exercisable within 60 days.

(8) Includes 28,750 shares of Common Stock issuable upon the exercise of options owned of record by Marcia Smith and exercisable within 60 days.

(9) Includes 26,250 shares of Common Stock issuable upon the exercise of options owned of record by Gary L. Dudley which is exercisable within 60 days.

(10) Craig E. Gosselin is the adult son of Albert E. and Barbara L. Gosselin, Jr., who disclaim any beneficial ownership of his shares, and includes 15,000 shares of Common Stock issuable upon the exercise of options owned of record and exercisable within 60 days.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total cash and non-cash compensation paid by the Company for the fiscal years ended December 31, 1997, 1998 and 1999, to the Company's President and Chief Executive Officer, who was the only executive officer of the Company whose aggregate cash compensation exceeded $100,000 for the 1998 fiscal year.


                                                                 Long Term Compensation
                                                                         Awards
                                                                 Securities Underlying
Name and Principal Position           Year    Salary      Bonus      Options/SARs(#)
---------------------------           ----    ------      -----      ---------------
Albert E. Gosselin, Jr., President,   1999   $210,000 (1)   -0-             --
Chief Executive Officer and           1998   $202,223       -0-             --
Chairman of the Board                 1997   $151,000       -0-             --

(1) Does not include accrued salary of $97,866 which is owed to Mr. Gosselin for services performed in 1999, 1998, and 1997.

     The Company does not provide officers or employees with pension, stock appreciation rights, long-term incentive or other plans.

Compensation of Directors

     Directors do not receive compensation pursuant to any standard arrangement for their services as directors.

Employment Agreements

     The Company has an employment agreement with Albert E. Gosselin, Jr., the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, Mr. Gosselin's employment agreement (the "Gosselin Agreement") was first approved by the Board of Directors on July 30, 1987, and has since been extended through August 31, 2003. The Gosselin Agreement, as extended, provides for the payment to Mr. Gosselin of a base salary of $200,000, $210,000, 220,000, 230,000, 240,000 and $250,000 during the one-year periods ending August 31, 1998, 1999, 2000, 2001, 2002, and 2003, respectively. The Gosselin Agreement further obligates the Company to permit Mr. Gosselin to participate in the Company's Employee's Incentive Stock Option Plan and Group Medical Plan and any other health, life insurance, group medical, disability income insurance and/or stock option plan adopted by the Company. Under the Gosselin Agreement, Mr. Gosselin's salary continues in the event of his disability and for two years after his death. He is also entitled to a lump sum severance payment equivalent to 2.99 times his current salary in the event of his termination as President or Chief Executive Officer within eighteen months after a "change of control" of the Company, including, among other events, certain types of mergers and other business combinations, material changes in the composition of the Board of Directors or the beneficial ownership of the Common Stock, the sale of substantially all of the Company's assets or securities and the material downsizing or dissolution of the Company. If such an event occurs during fiscal 2000, Mr. Gosselin would be entitled to receive $657,800 as a severance payment.

                              ELECTION OF DIRECTORS
                        (Proposal Number 1 on Proxy Card)

     The Company's Amended and Restated By-Laws provide that the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the direction of a Board of Directors of not less than three nor more than nine members, and that the Board's size shall be fixed from time to time by the Board of Directors. The Company currently has five directors and, at the Annual Meeting, it is proposed that five (5) directors be elected, each to serve until the next Annual Meeting and until his or her successor has been duly elected and qualified, by the holders of the shares of the Company's Common Stock issued and outstanding. To be elected, unless cumulative voting is invoked, each director must receive a majority of the votes cast at the Annual Meeting. All directors serve until the next Annual Meeting of the Company's shareholders and until their successors are duly elected and qualified. Each outstanding share of Common Stock entitles the holder thereof to one vote with respect to the election of each of the five directors.

     The enclosed form of Proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for one or more nominees and not others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by drawing a line through the name(s) of such nominee(s). If you withhold authority to vote your shares, such vote will be treated as an abstention and, accordingly, your shares will neither be voted for or against a director, but will be counted for purposes of determining whether a quorum of shares is present or represented by Proxy at the Annual Meeting.

     It is intended that, if no contrary specification is made, the persons named in the Proxy card will vote for the election of the following five nominees: Mr. Albert E. Gosselin, Jr., Mr. Gary L. Dudley, Ms. Marcia A. Smith, Mr. Craig E. Gosselin and Mr. Donald R. Ford. All of the nominees with the exception of Mr. Donald R. Ford are presently serving as directors of the Company and Mr. Albert E. Gosselin, Jr., and Mr. Donald R. Ford are presently serving in the positions of President/Chief Executive Officer/Chairman of the Board of Directors and Chief Financial Officer, respectively, of the Company. With the exception of Mr. Ford, the nominees were previously elected by the shareholders.

     The enclosed Proxy, if properly signed and returned, will be voted for the election of the five nominees named above, unless authority to vote is withheld. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if any of these persons should decline election or should by reason of any unexpected occurrence be unable to serve, the persons named in the Proxy card may exercise discretionary authority to vote for a substitute or substitutes.

Vote Required and Recommendation

     Unless cumulative voting is invoked, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each nominee to serve on the Board of Directors of the Company. If cumulative voting is invoked, the five candidates receiving the highest number of votes shall be elected. The Board of Directors of the Company recommends that the shareholders vote in favor of the five (5) nominees, including Mr. Albert E. Gosselin, Jr., Mr. Gary L. Dudley, Ms. Marcia A. Smith, Mr. Craig E. Gosselin and Mr. Donald R. Ford.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANT
                        (Proposal Number 2 on Proxy Card)

     The Company engaged the independent accounting firm of AJ. Robbins, P.C. ("AJ. Robbins"), Denver, Colorado, to audit the Company's financial statements commencing with the Company's fiscal year ended December 31, 1996. The Board of Directors of the Company appointed AJ. Robbins as the independent accountant for the Company for the fiscal years ended December 31, 1996, 1997, 1998 and 1999, and has appointed the firm to continue as the Company's independent accountant for the current fiscal year ending December 31, 2000. It is anticipated that a representative of AJ. Robbins will be present at the Annual Meeting to respond to questions or make a statement.

Vote Required and Recommendation

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. The Board of Directors recommends that the shareholders vote in favor of ratification of the appointment of AJ. Robbins to serve as the Company's independent accountants for the current fiscal year ending December 31, 2000. California law does not require the Company to submit the Board's appointment of the Company's independent auditors to the stockholders for ratification, however, the Company has chosen to do so in order to give shareholders an opportunity to express their views on the Company's independent auditors. If less than the vote required to ratify AJ. Robbins is received, the Board will decide whether to select other independent auditors for fiscal 2000.

                      REPORTS UNDER FEDERAL SECURITIES LAWS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors and persons who own more than ten per cent of a registered Series of the Company's securities file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten per cent shareholders are required by Commission regulation to furnish the Company with copies of all forms filed pursuant to
Section 16(a) of the Exchange Act. Based on a review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 4 or Forms 5 were required for those persons, the Company believes that during the year ended December 31, 1999, its executive officers, directors and ten per cent beneficial owners were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company is unaware of any matters to be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. However, if other proper matters shall come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed Proxy intend to vote the shares represented by them in accordance with their best judgment in respect to any such matters.

                              SHAREHOLDER PROPOSALS

     Any proposal by a shareholder intended to be presented at the calendar year 2000 Annual Meeting held in year 2001 must be received at the offices of the Company, 506 Paula Avenue, Glendale, California, 91201, not later than March 27, 2001, in order to be included in the Company's Proxy Statement and Proxy relating to that Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Marcia A. Smith
                                          ------------------------------
                                          Marcia A. Smith, Secretary






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                      POLLUTION RESEARCH AND CONTROL CORP.

                                      PROXY

Meeting of Shareholders                               Solicited on Behalf of the
August 30, 2000                                       Board of Directors

The undersigned shareholder of Pollution Research and Control Corp. (the "Company"), revoking all prior proxies, hereby appoints Albert E. Gosselin, Jr., as the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote in the name of the undersigned all shares of the common stock, no par value per share (the "Common Stock"), of the Company which the undersigned is entitled to vote at the Annual Meeting of the Shareholders (the "Annual Meeting") of the Company to be held on Wednesday, August 30, 2000, at 4:00 p.m., Pacific Daylight Time, at the Holiday Inn, 150 E. Angeleno, Burbank, California and at any and all adjournments of said meeting. Said proxy and attorney-in-fact is directed to vote or refrain from voting as indicated below upon the following matters, and otherwise in his discretion:

1.   FOR [  ]              WITHHOLD AUTHORITY FOR [  ]

The election of the following five (5) directors to the Company's Board of Directors to hold office until the next Annual Meeting or until their successors shall have been elected and qualified:

(i)  Albert E. Gosselin, Jr.      (ii) Gary L. Dudley         (iii) Marcia Smith
(iv) Craig E. Gosselin            (v)  Donald R. Ford

(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

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2.   FOR  [  ]               AGAINST  [  ]               ABSTAIN  [  ]

Ratify the appointment of AJ. Robbins, P.C., as the independent accountant for the Company for the fiscal year ending December 31, 2000.

3.   FOR  [  ]               AGAINST  [  ]               ABSTAIN  [  ]

In their discretion, upon any other matters as may properly come before the Annual Meeting or any adjournment thereof.




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Signature of Shareholder                          Date

This proxy will be voted in accordance with the specific indication. In the absence of such indication, this proxy will be voted FOR each of the nominees and proposals listed above.